Exhibit 32.1

Certification Pursuant To

18 U.S.C. Section 1350

As Adopted Pursuant To

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of AbbVie Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2013 as filed with the Securities and Exchange Commission (the “Report”), I, Richard A. Gonzalez, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)         The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard A. Gonzalez
Richard A. Gonzalez
Chairman of the Board and Chief Executive Officer
November 12, 2013

A signed original of this written statement required by Section 906 has been provided to AbbVie Inc. and will be retained by AbbVie Inc. and furnished to the Securities and Exchange Commission or its staff upon request.